Exhibit 99.1

A publicly held Nevada corporation

1200 North Federal Highway, Suite 200-A; Boca Raton, Florida 33432

561-210-8535 * info@pugettechnologies.com * https://pugettechnologies.com/

Hermann Burckhardt

Chairman, Board of Directors

Karen Lynn Fordham

President and Chief Executive Officer

Thomas Jaspers

Treasurer and Chief Financial Officer

Carlos H. Arce, Esq.

Secretary, Chief Legal & Compliance Officer

Puget Technologies Files Correction Regarding Inadvertent Release  of Offering Document

BOCA RATON, FL, November 15, 2021 - Puget Technologies, Inc. (“Puget”; OTC PINK: PUGE), a Nevada corporation subject to reporting pursuant to Sections 13 and 15(d) of the Securities Exchange Act of 1934, as amended, announces today that it has been brought to the company’s attention that on or about Monday, November 15, 2021, one or more users on Stocktwits, an internet discussion site, has posted a draft of Puget’s Rule 506(b) offering memorandum inadvertently filed with the Commission on October 18, 2021 as Exhibit 1.01 in a report of current event on Form 8-K. The correct exhibit should have been the investment banking agreement between Puget, Cambridge Wilkinson, LLC (“CW”) and Avalon Securities Ltd.

The report on Form 8-K is being corrected immediately. The information in the draft being circulated is dated and thus incomplete, and with reference to dates of the limited offering, not accurate and should not be relied upon in making trading decisions. Definitive copies of the limited offering memorandum dated as of today, November 15, 2021, will be provided only to specific investors who have been prescreened to assure that they comply with the limited offering restrictions of Commission Rule 506(b), i.e., that with the exception of 35 otherwise qualified persons, they are accredited investors and that no general solicitation is taking place.

For additional information, please contact Puget at 1-561-210-8535, by email at info@pugettechnologies.com or visit our website for continuing updates at https://pugettechnologies.com.

About Puget Technologies, Inc.

Puget Technologies, Inc. (pugettechnologies.com) aspires to evolve into an innovation-focused holding company operating through a group of subsidiaries and business units that work together to empower ground-breaking companies to reach their next stage of growth. With a strategy that combines acquisitions, strategic investment strategies, and operational support, Puget intends to provide a one-stop shop for growing companies who need access to both capital and growth resources, while enabling Puget and its stockholders to generate synergies and derive profit through pooled resources and shared goals. Puget’s proposed investment focus ranges from traditional industries like health care that are ripe for business model innovation to new markets that strive to solve big societal problems such as climate change. Puget is publicly traded on the Pink Open Market under the ticker symbol “PUGE” and is headquartered in Boca Raton, Florida.

Forward-Looking Statements

Any statements made in this press release that are not statements of historical fact, including statements about Puget’s beliefs and expectations, are forward-looking statements within the meaning of the federal securities laws, and should be evaluated as such. Forward-looking statements can be identified by the use of forward-looking terminology, including the terms “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “objective,” “plan,” “potential,” “predict,” “projection,” “should,” “will” or, in each case, their negative, or other variations or comparable terminology. Puget bases these forward-looking statements or projections on its current expectations, plans and assumptions that it has made in light of its experience in the industry, as well as its perceptions of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances and at such time. As you read and consider this press release, you should understand that these statements are not guarantees of future performance or results. The forward-looking statements and projections are subject to and involve risks, uncertainties and assumptions and you should not place undue reliance on these forward-looking statements or projections. Although Puget believes that these forward-looking statements and projections are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect Puget’s actual results to differ materially from those expressed in the forward-looking statements and projections. Puget undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. If Puget does update one or more forward-looking statements, there should be no inference that it will make additional updates with respect to those or other forward-looking statements.